UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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                        Citizens Communications Company
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                (Name of Registrant as Specified In Its Charter)


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          Robert A.  Stanger,  a member  of  Citizens  Communications'  board of directors since 1992, has passed away. In addition to being a member of the board, Mr. Stanger was the chairman of its compensation committee and a member of its audit committee.

          There are now 10 director nominees for election at Citizens' 2005 annual meeting of stockholders on May 26, 2005. The proxy cards released with the 2005 proxy statement remain effective and the shares represented by those proxy cards will be voted in accordance with the stockholders' instructions with respect to these 10 nominees.